 NATIONWIDE MUTUAL FUNDS
Nationwide Small Company Growth Fund

Supplement dated April 10, 2019
to the Summary Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Keith A. Lee	President, Chief Operating Officer & Portfolio Manager	Since 2012
Robert E. Hall	Managing Director & Senior Portfolio Manager	Since 2012
Kempton M. Ingersol	Managing Director & Senior Portfolio Manager	Since 2012
Damien L. Davis, CFA	Managing Director & Senior Portfolio Manager	Since 2013
Andrew J. Fones	Managing Director & Senior Portfolio Manager	Since 2014
Daman C. Blakeney	Managing Director & Senior Portfolio Manager	Since 2018
Chaitanya Yaramada, CFA	Director, Portfolio Manager & Senior Analyst	Since 2019

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE